UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2024

SACKS PARENTE GOLF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41701	82-4938288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

551 Calle San Pablo
Camarillo, CA 93012

(Address of principal executive offices, including ZIP code)

855-774-7888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SPGC	The Nasdaq Stock Market, LLC

Item 3.03 Material Modification to Rights of Security Holders.

On July 18, 2024, Sacks Parente Golf, Inc. (the “Company”) filed a Certificate of Amendment to amend its Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. The Certificate of Amendment effects a reverse stock split of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at a ratio of 1-for-10 shares, effective as of 12:01 a.m. Eastern Time on July 30, 2024 (the “Reverse Stock Split”).

The Company expects that the Common Stock will begin trading on a post-split basis under its existing trading symbol, “SPGC,” when the market opens on July 30, 2024. The new CUSIP identifier for the Common Stock following the Reverse Stock Split will be 78577G202.

As a result of the Reverse Stock Split, every ten (10) shares of Common Stock will be automatically combined into one share of Common Stock. The total number of authorized shares of Common Stock will remain the same following the Reverse Stock Split. Any fractional shares resulting from the Reverse Stock Split will be rounded up to the nearest whole share. Proportionate adjustments for the Reverse Stock Split will be made to the per share exercise price and the number of shares issuable upon the exercise of warrants, the number of shares reserved for issuance under the Company’s equity plans, and all then-outstanding awards under the Company’s equity plans, as applicable. The Reverse Stock Split will not change the par value of the Common Stock or modify any voting rights or other terms of the Common Stock.

The foregoing summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information contained in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On July 24, 2024, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation, filed July 18, 2024
99.1	Press release dated July 24, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2024	SACKS PARENTE GOLF, INC.

	By:	/s/ Steve Handy
Steve Handy, Chief Financial Officer